NORTHEAST UTILITIES (PARENT)
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 1.1 PAGE 1 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION


ASSETS

OTHER PROPERTY AND INVESTMENTS:
  INVESTMENTS IN SUBSIDIARY COMPANIES,
    AT EQUITY                           $2,364,567                  $2,364,567
  INVESTMENTS IN TRANSMISSION
    COMPANIES, AT EQUITY                    21,114                      21,114
  OTHER, AT COST                               409                         409
                                        ----------    ----------    ----------
    TOTAL OTHER PROPERTY & INVESTMENTS   2,386,090             0     2,386,090

CURRENT ASSETS:
  CASH AND SPECIAL DEPOSITS                     10        84,009 (a)    84,019
  NOTES RECEIVABLE FROM AFFILIATED CO'S     29,400                      29,400
  NOTES AND ACCOUNTS RECEIVABLES               788                         788
  ACCOUNTS RECEIVABLE FROM AFFILIATED CO     8,277                       8,277
  PREPAYMENTS                                  587                         587
                                        ----------    ----------    ----------
    TOTAL CURRENT ASSETS                    39,062        84,009       123,071
                                        ----------    ----------    ----------

DEFERRED CHARGES:
  ACCUMULATED DEFERRED INCOME TAXES          4,808                       4,808
  UNAMORTIZED DEBT EXPENSE                     288                         288
  OTHER                                         58                          58
                                        ----------    ----------    ----------
    TOTAL DEFERRED CHARGES                   5,154             0         5,154
                                        ----------    ----------    ----------
    TOTAL ASSETS                        $2,430,306       $84,009    $2,514,315


* EXPLANATION AT FINANCIAL STATEMENT 1.2 PAGE 3 OF 3


                          NORTHEAST UTILITIES (PARENT)
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 1.1 PAGE 2 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  COMMON SHARES                           $683,711                    $683,711
  CAPITAL SURPLUS,  PAID IN                935,294                     935,294
  DEFERRED BENEFIT PLAN - ESOP            (162,776)                   (162,776)
  RETAINED EARNINGS                        753,452        (4,641)      748,811
                                        ----------    ----------    ----------
    TOTAL COMMON STOCKHOLDER'S EQUITY    2,209,681        (4,641)    2,205,040

  LONG-TERM DEBT, NET                      188,000                     188,000
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION                 2,397,681        (4,641)    2,393,040

CURRENT LIABILITIES:
  NOTES PAYABLE TO BANK                          0        84,009 (a)    84,009
  ACCOUNTS PAYABLE                           2,276                       2,276
  ACCOUNTS PAYABLE TO AFFILIATED COMPANIES       0                           0
  CURRENT PORTION OF LONG-TERM DEBT         16,000                      16,000
  ACCRUED TAXES                             11,275        (2,499)(c)     8,776
  ACCRUED INTEREST                           2,419         7,141 (b)     9,560
  OTHER                                        172                         172
                                        ----------    ----------    ----------
    TOTAL CURRENT LIABILITIES               32,142        88,650       120,792

DEFERRED CREDITS:
  OTHER                                        483                         483
                                        ----------    ----------    ----------
    TOTAL DEFERRED CREDITS                     483             0           483
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION AND
      LIABILITIES                       $2,430,306       $84,009    $2,514,315


* EXPLANATION AT FINANCIAL STATEMENT 1.2 PAGE 3 OF 3


                          NORTHEAST UTILITIES (PARENT)
                                INCOME STATEMENT
                        FOR 12 MONTHS ENDED JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 1.2 PAGE 1 OF 3

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

OPERATING REVENUE                               $0            $0            $0
                                        ----------    ----------    ----------

OPERATING EXPENSES:
  OPERATION EXPENSE                          9,125                       9,125
  FEDERAL AND STATE INCOME TAXES           (11,383)       (2,499)(c)   (13,882)
  TAXES OTHER THAN INCOME TAXES                 71                          71
                                        ----------    ----------    ----------
    TOTAL OPERATING EXPENSES                (2,187)       (2,499)       (4,686)
                                        ----------    ----------    ----------
OPERATING INCOME                             2,187         2,499         4,686
                                        ----------    ----------    ----------
OTHER INCOME:
  EQUITY IN EARNINGS OF SUBSIDIARIES      (108,477)                   (108,477)
  EQUITY IN EARNINGS OF TRANSMISSION
    COMPANIES                                3,120                       3,120
  OTHER, NET                                 1,523                       1,523
                                        ----------    ----------    ----------
    OTHER INCOME, NET                     (103,834)            0      (103,834)
                                        ----------    ----------    ----------
INCOME BEFORE INTEREST CHARGES            (101,647)        2,499       (99,148)
                                        ----------    ----------    ----------
INTEREST CHARGES:
  INTEREST ON LONG-TERM DEBT                18,173                      18,173
  OTHER INTEREST                             2,451         7,141 (b)     9,592
                                        ----------    ----------    ----------
    TOTAL INTEREST CHARGES                  20,624         7,141        27,765
                                        ----------    ----------    ----------

    NET INCOME                            (122,271)       (4,641)     (126,912)
                                        ----------    ----------    ----------

EARNINGS FOR COMMON SHARES                (122,271)       (4,641)     (126,912)

EARNINGS PER COMMON SHARE                    -0.95                       -0.99

COMMON SHARES OUTSTANDING (AVERAGE)    128,665,498                 128,665,498

* EXPLANATION AT FINANCIAL STATEMENT 1.2 PAGE 3 OF 3


                          NORTHEAST UTILITIES (PARENT)
                      CAPITAL STRUCTURE AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 1.2 PAGE 2 OF 3
                                                                        PER BOOK
                                                                       ADJUSTED TO
                                                         PRO FORMA       REFLECT
                                     %      PER BOOK     ADJUSTMENT     PRO FORMA      %
DEBT:
  LONG-TERM DEBT,  NET                       $204,000                     $204,000
                                           ----------     --------      ----------
    TOTAL DEBT                       8.5%     204,000            0         204,000      8.5%

COMMON EQUITY:
  COMMON SHARES                               683,711                      683,711
  CAPITAL SURPLUS,  PAID IN                   935,294                      935,294
  DEFERRED BENEFIT PLAN - ESOP               (162,776)                    (162,776)
  RETAINED EARNINGS                           753,452       (4,641)        748,811
                                           ----------     --------      ----------
TOTAL COMMON STOCKHOLDER'S EQUITY   91.5%   2,209,681       (4,641)      2,205,040     91.5%
                                           ----------     --------      ----------
             TOTAL CAPITAL         100.0%  $2,413,681       (4,641)     $2,409,040    100.0%


                          NORTHEAST UTILITIES (PARENT)
                           EXPLANATION OF ADJUSTMENTS
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 1.2 PAGE 3 OF 3

                                                      DEBIT           CREDIT

(a)  CASH                                            $84,009
             NOTES PAYABLE                                           $84,009

To record the additional proposed borrowing up to the full $84 million requested. This is illustative only since short term debt authoritation would not allow borowing of this amount.

(b)  OTHER INTEREST EXPENSE                            7,141
             ACCRUED INTEREST                                          7,141

To record the interest expense on the additional proposed borrowing at Prime:
                           $84,009   x    8.50%   =                    7,141

(c)  ACCRUED TAXES                                     2,499
             FEDERAL AND STATE INCOME TAX EXPENSE                      2,499

To record the reduction in Federal and State income taxes due to the higher interest and fee expenses:
                            $7,141   x   35.00%   =                    2,499



                    CHARTER OAK ENERGY, INC AND SUBSIDIARIES
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 2.1 PAGE 1 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

ASSETS

UTILITY  PLANT,  AT ORIGINAL COST:
  ELECTRIC                                     $52                         $52
  OTHER                                          0                           0
                                        ----------    ----------    ----------
                                                52             0            52
  LESS: ACCUMULATED PROVISION FOR
          DEPRECIATION                          51                          51
                                        ----------    ----------    ----------
                                                 1             0             1
CONSTRUCTION WORK IN PROGRESS                    0                           0
                                        ----------    ----------    ----------
    TOTAL NET UTILITY PLANT                      1             0             1

OTHER INVESTMENTS, AT COST                  87,431                      87,431

CURRENT ASSETS:
  CASH                                         480        84,009 (a)    84,489
  TAX RECEIVABLES                            2,228                       2,228
  ACCOUNTS RECEIVABLE                           84                          84
  MATERIALS & SUPPLIES, AT AVERAGE COST          0                           0
  PREPAYMENTS AND OTHER                          0                           0
                                        ----------    ----------    ----------
    TOTAL CURRENT ASSETS                     2,792        84,009        86,801
                                        ----------    ----------    ----------
DEFERRED CHARGES                             7,906                       7,906
                                        ----------    ----------    ----------
    TOTAL ASSETS                           $98,130       $84,009       182,139


* EXPLANATION AT FINANCIAL STATEMENT 2.2 PAGE 3 OF 3


                    CHARTER OAK ENERGY, INC AND SUBSIDIARIES
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 2.1 PAGE 2 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  COMMMON SHARES                                $0                          $0
  CAPITAL SURPLUS,  PAID IN                115,991        84,009 (a)   200,000
  RETAINED EARNINGS                        (20,221)                    (20,221)
                                        ----------    ----------    ----------
    TOTAL COMMON STOCKHOLDER'S EQUITY       95,770        84,009       179,779

  DEBT, NET                                      0                           0
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION                    95,770        84,009       179,779

MINORITY INTEREST IN COMMON EQUITY
  OF SUBSIDIARIES                              (83)                        (83)

CURRENT LIABILITIES:
  NOTES PAYABLE TO AFFILIATED COMPANY            0             0             0
  ACCOUNTS PAYABLE                           1,304                       1,304
  ACCOUNTS PAYABLE TO AFFILIATES               251                         251
  ACCRUED TAXES                                574                         574
  ACCRUED INTEREST                               0                           0
  OTHER                                        314                         314
                                        ----------    ----------    ----------
    TOTAL CURRENT LIABILITIES                2,443             0         2,443
                                        ----------    ----------    ----------
ACCUMULATED DEFERRED INCOME TAXES                0                          0
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION AND
      LIABILITIES                          $98,130       $84,009       182,139


* EXPLANATION AT FINANCIAL STATEMENT 2.2 PAGE 3 OF 3


                    CHARTER OAK ENERGY, INC AND SUBSIDIARIES
                                INCOME STATEMENT
                        FOR 12 MONTHS ENDED JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 2.2 PAGE 1 OF 3

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

OPERATING REVENUE                               $0            $0            $0
                                        ----------    ----------    ----------
OPERATING EXPENSES:
  OPERATION AND MAINTENANCE                  5,975                       5,975
  DEPRECIATION                                 450                         450
  FEDERAL AND STATE INCOME TAXES            (1,759)                     (1,759)
  TAXES OTHER THAN INCOME TAXES                 40                          40
                                        ----------    ----------    ----------
    TOTAL OPERATING EXPENSES                 4,706             0         4,706
                                        ----------    ----------    ----------
OPERATING INCOME:                           (4,706)            0        (4,706)
                                        ----------    ----------    ----------
OTHER INCOME:
  INVESTMENT INCOME                          2,060                       2,060
  OTHER INCOME, NET                            (89)                        (89)
  INCOME TAXES - CREDIT                          0                           0
                                        ----------    ----------    ----------
    OTHER INCOME, NET                        1,971             0         1,971
                                        ----------    ----------    ----------
INCOME BEFORE INTEREST CHARGES              (2,735)            0        (2,735)
                                        ----------    ----------    ----------
INTEREST CHARGES:
  OTHER INTEREST, NET                           21                          21
                                        ----------    ----------    ----------
    TOTAL INTEREST CHARGES                      21             0            21
                                        ----------    ----------    ----------
MINORITY INTEREST IN EARNINGS
  IN SUBSIDIARIES                                0                           0

NET INCOME                                  (2,756)            0        (2,756)


* EXPLANATION AT FINANCIAL STATEMENT 2.2 PAGE 3 OF 3


                    CHARTER OAK ENERGY, INC AND SUBSIDIARIES
                       CAPITAL STRUCTURE ON JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 2.2 PAGE 2 OF 3
                                                                        PER BOOK
                                                                       ADJUSTED TO
                                                         PRO FORMA       REFLECT
                                     %      PER BOOK     ADJUSTMENT     PRO FORMA      %
  LONG-TERM DEBT                     0.0%          $0                           $0      0.0%

  COMMON SHARES                                     0                            0
  CAPITAL SURPLUS,  PAID IN                   115,991       84,009         200,000
  RETAINED EARNINGS                           (20,221)           0         (20,221)
                                           ----------     --------      ----------
  TOTAL COMMON STOCKHOLDER EQUITY  100.0%      95,770       84,009         179,779    100.0%
                                           ----------     --------      ----------
           TOTAL CAPITAL           100.0%      95,770       84,009         179,779    100.0%


                    CHARTER OAK ENERGY, INC AND SUBSIDIARIES
                           EXPLANATION OF ADJUSTMENTS
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 2.2 PAGE 3 OF 3

                                                     DEBITS          CREDITS

(a)  CASH                                           $84,009
             CAPITAL SURPLUS, PAID IN                                $84,009

To reflect a $84 million investment by NU (parent) in Charter Oak Energy in the remainder of 1997 and 1998.



                           COE DEVELOPMENT CORPORATION
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 3.1 PAGE 1 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

ASSETS

UTILITY  PLANT,  AT ORIGINAL COST:
  ELECTRIC                                     $11                         $11
  OTHER                                          0                           0
                                        ----------    ----------    ----------
                                                11             0            11
  LESS: ACCUMULATED PROVISION FOR
          DEPRECIATION                          10                          10
                                        ----------    ----------    ----------
                                                 1             0             1
CONSTRUCTION WORK IN PROGRESS                    0                           0
                                        ----------    ----------    ----------
    TOTAL NET UTILITY PLANT                      1             0             1

OTHER INVESTMENTS, AT COST                       0                           0

CURRENT ASSETS:
  CASH                                           0        84,009 (a)    84,009
  TAX RECEIVABLES                            1,933                       1,933
  RECEIVABLES FROM AFFILIATES                1,233                       1,233
  MATERIALS & SUPPLIES, AT AVERAGE COST          0                           0
  PREPAYMENTS AND OTHER                          0                           0
                                        ----------    ----------    ----------
    TOTAL CURRENT ASSETS                     3,166        84,009        87,175
                                        ----------    ----------    ----------
DEFERRED CHARGES                               779                         779
                                        ----------    ----------    ----------
    TOTAL ASSETS                            $3,946       $84,009        87,955


* EXPLANATION AT FINANCIAL STATEMENT 3.2 PAGE 3 OF 3


                           COE DEVELOPMENT CORPORATION
                                  BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 3.1 PAGE 2 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  COMMMON SHARES                                $0                          $0
  CAPITAL SURPLUS,  PAID IN                 17,763        84,009 (a)   101,772
  RETAINED EARNINGS                        (14,197)                    (14,197)
                                        ----------    ----------    ----------
    TOTAL COMMON STOCKHOLDER'S EQUITY        3,566        84,009        87,575

  DEBT, NET                                      0                           0
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION                     3,566        84,009        87,575

MINORITY INTEREST IN COMMON EQUITY
  OF SUBSIDIARIES                                0                           0

CURRENT LIABILITIES:
  NOTES PAYABLE TO AFFILIATED COMPANY            0             0             0
  ACCOUNTS PAYABLE                               2                           2
  ACCOUNTS PAYABLE TO AFFILIATES                95                          95
  ACCRUED TAXES                                  0                           0
  ACCRUED INTEREST                               0                           0
  OTHER                                        270                         270
                                        ----------    ----------    ----------
    TOTAL CURRENT LIABILITIES                  367             0           367
                                        ----------    ----------    ----------
OTHER DEFERRED CREDITS                          13                          13
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION AND
      LIABILITIES                           $3,946       $84,009        87,955


* EXPLANATION AT FINANCIAL STATEMENT 3.2 PAGE 3 OF 3


                           COE DEVELOPMENT CORPORATION
                                INCOME STATEMENT
                        FOR 12 MONTHS ENDED JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 3.2 PAGE 1 OF 3

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

OPERATING REVENUE                               $0            $0            $0
                                        ----------    ----------    ----------
OPERATING EXPENSES:
  OPERATION AND MAINTENANCE                  3,272                       3,272
  DEPRECIATION                                   2                           2
  FEDERAL AND STATE INCOME TAXES            (1,265)                     (1,265)
  TAXES OTHER THAN INCOME TAXES                  0                           0
                                        ----------    ----------    ----------
    TOTAL OPERATING EXPENSES                 2,009             0         2,009
                                        ----------    ----------    ----------
OPERATING INCOME:                           (2,009)            0        (2,009)
                                        ----------    ----------    ----------
OTHER INCOME:
  INVESTMENT INCOME                              0                           0
  OTHER INCOME, NET                              0                           0
  INCOME TAXES - CREDIT                          0                           0
                                        ----------    ----------    ----------
    OTHER INCOME, NET                            0             0             0
                                        ----------    ----------    ----------
INCOME BEFORE INTEREST CHARGES              (2,009)            0        (2,009)
                                        ----------    ----------    ----------
INTEREST CHARGES:
  OTHER INTEREST, NET                            0                           0
                                        ----------    ----------    ----------
    TOTAL INTEREST CHARGES                       0             0             0
                                        ----------    ----------    ----------
MINORITY INTEREST IN EARNINGS
  IN SUBSIDIARIES                                0                           0

NET INCOME                                  (2,009)            0        (2,009)


* EXPLANATION AT FINANCIAL STATEMENT 3.2 PAGE 3 OF 3


                           COE DEVELOPMENT CORPORATION
                       CAPITAL STRUCTURE ON JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 3.2 PAGE 2 OF 3
                                                                        PER BOOK
                                                                       ADJUSTED TO
                                                         PRO FORMA       REFLECT
                                     %      PER BOOK     ADJUSTMENT     PRO FORMA      %
  LONG-TERM DEBT                     0.0%          $0                           $0      0.0%

  COMMON SHARES                                     0                            0
  CAPITAL SURPLUS,  PAID IN                    17,763       84,009         101,772
  RETAINED EARNINGS                           (14,197)           0         (14,197)
                                           ----------     --------      ----------
  TOTAL COMMON STOCKHOLDER EQUITY  100.0%       3,566       84,009          87,575    100.0%
                                           ----------     --------      ----------
           TOTAL CAPITAL           100.0%       3,566       84,009          87,575    100.0%


                           COE DEVELOPMENT CORPORATION
                           EXPLANATION OF ADJUSTMENTS
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 3.2 PAGE 3 OF 3

                                                      DEBITS          CREDITS

(a)  CASH                                            $84,009
             CAPITAL SURPLUS, PAID IN                                 $84,009

To reflect a $84 million investment by Charter Oak Energy in COE Development Corporation in the remainder of 1997 and 1998.



                      NORTHEAST UTILITIES AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 4.1 PAGE 1 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

ASSETS

UTILITY PLANT, AT ORIGINAL COST:
  ELECTRIC & OTHER                      $9,958,359                  $9,958,359

  LESS: ACCUMULATED PROVISION FOR
          DEPRECIATION                   4,146,199                   4,146,199
                                        ----------    ----------    ----------
                                         5,812,160             0     5,812,160

UNAMORTIZED PSNH ACQUISITION COST          446,997                     446,997
CONSTRUCTION WORK IN PROGRESS              151,724                     151,724
NUCLEAR FUEL, NET                          199,343                     199,343
                                        ----------    ----------    ----------
    TOTAL NET UTILITY PLANT              6,610,224             0     6,610,224
                                        ----------    ----------    ----------
OTHER PROPERTY AND INVESTMENTS:
  NUCLEAR DECOMMISSIONING TRUST,
    AT MARKET                              440,140                     440,140
  INVESTMENTS IN REGIONAL NUCLEAR
    GENERATING COMPANIES, AT EQUITY         89,105                      89,105
  INVESTMENTS IN TRANSMISSION COMPANIES,
    AT EQUITY                               21,114                      21,114
INVESTMENTS IN CHARTER OAK ENERGY PROJECT   87,431                      87,431
  OTHER, AT COST                            68,621                      68,621
                                        ----------    ----------    ----------
                                           706,411             0       706,411
                                        ----------    ----------    ----------
CURRENT ASSETS:
  CASH AND SPECIAL DEPOSITS                138,585        84,009 (a)   222,594
  RECEIVABLES, NET                         361,728                     361,728
  RECEIVABLES FROM AFFILIATED COMPANIES          0                           0
  ACCRUED UTILITY REVENUES                 117,587                     117,587
  FUEL, MATERIAL AND SUPPLIES, AT
    AVERAGE COST                           223,396                     223,396
  RECOVERABLE ENERGY COSTS,
    NET-CURRENT POSITION                    50,306                      50,306
  PREPAYMENTS AND OTHER                     66,334                      66,334
                                        ----------    ----------    ----------
    TOTAL CURRENT ASSETS                   957,936        84,009     1,041,945
                                        ----------    ----------    ----------
DEFERRED CHARGES:
  REGULATORY ASSET-INCOME TAXES, NET       969,040                     969,040
  UNAMORTIZED DEBT EXPENSE                  39,931                      39,931
  RECOVERABLE ENERGY COSTS,  NET           312,754                     312,754
  DEFERRED CONSERVATION AND LOAD-
    MANAGEMENT COSTS                        52,800                      52,800
  DEFERRED COSTS - NUCLEAR PLANTS          195,266                     195,266
COGENERATION COSTS                          49,817                      49,817
REGULATORY ASSETS-OTHER                    100,421                     100,421
  UNRECOVERED CONTRACT OBLIGATION          383,414                     383,414
  OTHER                                     76,307                      76,307
                                        ----------    ----------    ----------
    TOTAL DEFERRED CHARGES               2,179,750             0     2,179,750
                                        ----------    ----------    ----------
    TOTAL ASSETS                       $10,454,321       $84,009   $10,538,330


* EXPLANATION AT FINANCIAL STATEMENT 4.2 PAGE 3 OF 3


                      NORTHEAST UTILITIES AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 4.1 PAGE 2 OF 2

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  COMMON SHARES                           $683,711                    $683,711
  CAPITAL SURPLUS,  PAID IN                935,294                     935,294
  DEFERRED BENEFIT PLAN-EMPLOYEE STOCK
    OWNERSHIP PLAN                        (162,776)                   (162,776)
  RETAINED EARNINGS                        753,452        (4,642)      748,810
                                        ----------    ----------    ----------
    TOTAL COMMON STOCKHOLDER'S EQUITY    2,209,681        (4,642)    2,205,039

  PREFERRED STOCK NOT SUBJECT TO
    MANDATORY REDEMPTION                   136,200                     136,200
  PREFERRED STOCK SUBJECT TO MANDATORY
    REDEMPTION                             249,500                     249,500

  LONG-TERM DEBT, NET                    3,591,516                   3,591,516
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION                 6,186,897        (4,642)    6,182,255

MINORITY INTEREST IN CONSOLIDATED
  SUBSIDARY                                 99,917                      99,917

OBLIGATIONS UNDER CAPITAL LEASES           188,666                     188,666

CURRENT LIABILITIES:
  NOTES PAYABLE TO BANKS                   145,000        84,009 (a)   229,009
  COMMERCIAL PAPER                               0                           0
  LONG-TERM DEBT AND PREFERRED STOCK -
    CURRENT PORTION                        301,583                     301,583
  OBLIGATIONS UNDER CAPITAL LEASES -
    CURRENT PORTION                         19,893                      19,893
  ACCOUNTS PAYABLE                         359,423                     359,423
  ACCOUNTS PAYABLE TO AFFILIATED
    COMPANIES                                    0                           0
  ACCRUED TAXES                             31,899        (2,499)(c)    29,400
  ACCRUED INTEREST                          49,229         7,141 (b)    56,370
  ACCRUED PENSION BENEFITS                  91,253                      91,253
NUCLEAR COMPLIANCE                          64,560                      64,560
  OTHER                                     92,328                      92,328
                                        ----------    ----------    ----------
    TOTAL CURRENT LIABILITIES            1,155,168        88,651     1,243,819

DEFERRED CREDITS:
  ACCUMULATED DEFERRED INCOME TAXES      1,997,304                   1,997,304
  ACCUMULATED DEFERRED INVESTMENT
    TAX CREDITS                            163,640                     163,640
  DEFERRED CONTRACT OBLIGATION-YAEC        390,912                     390,912
  OTHER                                    271,817                     271,817
                                        ----------    ----------    ----------
    TOTAL DEFERRED CREDITS               2,823,673             0     2,823,673
                                        ----------    ----------    ----------
    TOTAL CAPITALIZATION AND
      LIABILITIES                      $10,454,321       $84,009   $10,538,330


* EXPLANATION AT FINANCIAL STATEMENT 4.2 PAGE 3 OF 3


                      NORTHEAST UTILITIES AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT
                        FOR 12 MONTHS ENDED JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 4.2 PAGE 1 OF 3

                                                                    PRO FORMA
                                                                  GIVING EFFECT
                                                      PRO FORMA    TO PROPOSED
                                         PER BOOK    ADJUSTMENTS*  TRANSACTION

OPERATING REVENUE                       $3,770,733            $0    $3,770,733
                                        ----------    ----------    ----------
OPERATING EXPENSES:
  OPERATION -
    FUEL PURCHASED AND INTERCHANGE
      POWER                              1,245,589                   1,245,589
    OTHER                                1,150,306                   1,150,306
  MAINTENANCE                              480,234                     480,234
  DEPRECIATION                             355,697                     355,697
  AMORTIZATION/DEFERRALS OF REGULATORY
    ASSETS, NET                            145,728                     145,728
  FEDERAL AND STATE INCOME TAXES            (8,093)       (2,499)(c)   (10,592)
  TAXES OTHER THAN INCOME TAXES            252,488                     252,488
                                        ----------    ----------    ----------
    TOTAL OPERATING EXPENSES             3,621,949        (2,499)    3,619,450
                                        ----------    ----------    ----------
OPERATING INCOME:                          148,784         2,499       151,283
                                        ----------    ----------    ----------
OTHER INCOME:
  DEFERRED NUCLEAR PLANTS RETURN-OTHER
    FUNDS                                    7,177                       7,177
  EQUITY IN EARNINGS OF REGIONAL NUCLEAR
    GENERATING COMPANIES                    12,021                      12,021
  MINORITY INTEREST IN INCOME OF SUB.       (9,300)                     (9,300)
  OTHER, NET                                21,949                      21,949
  INCOME TAXES                               1,252                       1,252
                                        ----------    ----------    ----------
    OTHER INCOME, NET                       33,099             0        33,099
                                        ----------    ----------    ----------
INCOME BEFORE INTEREST CHARGES             181,883         2,499       184,382
                                        ----------    ----------    ----------
INTEREST CHARGES:
  INTEREST ON LONG-TERM DEBT               280,815                     280,815
  OTHER INTEREST                             3,431         7,141 (b)    10,572
  DEFERRED NUCLEAR PLANTS RETURN -
    BORROWED FUNDS, NET OF INCOME TAX      (13,013)                    (13,013)
                                        ----------    ----------    ----------
    TOTAL INTEREST CHARGES                 271,233         7,141       278,374
                                        ----------    ----------    ----------
  INCOME BEFORE PREFERRED DIVIDENDS        (89,350)       (4,642)      (93,992)

PREFERRED DIVIDENDS OF SUBSIDIARIES         32,921                      32,921
                                        ----------    ----------    ----------
  NET INCOME                              (122,271)       (4,642)     (126,913)

EARNINGS FOR COMMON SHARE                 (122,271)       (4,642)     (126,913)

EARNINGS PER COMMON SHARE                    (0.95)                      (0.99)

COMMON SHARES OUTSTANDING (AVERAGE)    128,665,498                 128,665,498


* EXPLANATION AT FINANCIAL STATEMENT 4.2 PAGE 3 OF 3


                      NORTHEAST UTILITIES AND SUBSIDIARIES
                      CAPITAL STRUCTURE AS OF JUNE 30,1997
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 4.2 PAGE 2 OF 3
                                                                        PER BOOK
                                                                       ADJUSTED TO
                                                         PRO FORMA       REFLECT
                                     %      PER BOOK     ADJUSTMENT     PRO FORMA      %
DEBT:
  LONG-TERM DEBT,  NET              60.0%  $3,891,599            0      $3,891,599     60.0%

PREFERRED STOCK:
  NOT SUBJECT TO REDEMPTION                   137,700                      137,700
  SUBJECT TO REDEMPTION                       249,500                      249,500
                                           ----------     --------      ----------
    TOTAL PREFERRED STOCK            6.0%     387,200            0         387,200      6.0%

COMMON EQUITY:
  COMMON SHARES                               683,711                      683,711
  CAPITAL SURPLUS, PAID IN                    935,294                      935,294
  DEFERRED BENEFIT PLAN-EMPLOYEE STOCK
    OWNERSHIP PLAN                           (162,776)                    (162,776)
  RETAINED EARNINGS                           753,452       (4,642)        748,810
                                           ----------     --------      ----------
TOTAL COMMON STOCKHOLDER'S EQUITY   34.1%   2,209,681       (4,642)      2,205,039     34.0%
                                           ----------     --------      ----------
           TOTAL CAPITAL           100.0%  $6,488,480       (4,642)     $6,483,838    100.0%


                      NORTHEAST UTILITIES AND SUBSIDIARIES
                           EXPLANATION OF ADJUSTMENTS
                             (THOUSANDS OF DOLLARS)
                       FINANCIAL STATEMENT 4.2 PAGE 3 OF 3

                                                     DEBIT           CREDIT

(a)  CASH                                           $84,009
            NOTES PAYABLE                                            $84,009

To record the additional proposed borrowing up to the full $84 million requested

(b)  OTHER INTEREST EXPENSE                           7,141
            ACCRUED INTEREST                                           7,141

To record the interest expense on the additional proposed borrowing at Prime:
                           $84,009   x   8.50%   =                     7,141

(c)  ACCRUED TAXES                                    2,499
            FEDERAL AND STATE INCOME TAX EXPENSE                       2,499

To record the reduction in Federal and State income taxes due to the higher interest and fee expenses:
                            $7,141   x   35.00%   =                    2,499


NOTE: The prime rate and tax rate reflected above represent the current rates in effect as of the filing date.